UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

________________

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☐	Soliciting Material Pursuant to §240.14a-12

PHOENIX BIOTECH ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PHOENIX BIOTECH ACQUISITION CORP.
2201 Broadway, Suite 705
Oakland, CA 94612

________________

Dear Phoenix Biotech Acquisition Corp. stockholder:

On behalf of the Board of Directors of Phoenix Biotech Acquisition Corp. (the “Company,” “PBAX,” “we,” “ours” or “us”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 11:00 a.m. Eastern Time on July 5, 2023. We will be holding the Special Meeting via live webcast. You will be able to attend the Special Meeting, vote and submit your questions online during the special meeting by visiting www.cstproxy.com/phoenixbiotech/2023. The Notice of Special Meeting of Stockholders (the “Notice”), the proxy statement and the proxy card that accompany this letter are also available at www.cstproxy.com/phoenixbiotech/2023. We are first mailing these materials to our stockholders on or about June 15, 2023.

As discussed in the enclosed proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals (the “Proposals”):

1.      Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation, as amended by the First Amendment dated December 20, 2022 (the “charter”) to (a) provide our board of directors (the “Board”) the ability to extend the date by which the Company has to consummate an initial business combination (the “business combination period”) up to six times for one month each time from July 8, 2023 (the “Termination Date”) to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 and (b) allow for the Company to provide redemption rights to the Company’s public stockholders (“public stockholders”) in accordance with the requirements of the charter without complying with the tender offer rules (the “Charter Amendment Proposal”);

2.      Proposal 2 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of October 5, 2021, as amended by Amendment No. 1 dated December 20, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (in such capacity, the “Trustee”), to extend the business combination period up to six times for one month each time from the Termination Date to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 (the “Trust Amendment Proposal”); and

3.      Proposal 3 — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Each of the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement.

Only holders of record of Class A common stock of the Company, par value $0.0001 per share (“Class A common stock” or “public shares”), and shares of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock” or “founder shares” and, together with the Class A common stock, the “common stock”) at the close of business on June 13, 2023 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting.

A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the business combination period as contemplated by Charter Amendment Proposal and the Trust Amendment Proposal (the “Extension”). The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to consummate the Business Combination (as defined below).

As previously announced, on June 4, 2023, we entered into a Business Combination Agreement (the “Business Combination Agreement,” and together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”), with CERo Therapeutics, Inc., a Delaware corporation (“CERo”), and PBCE Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of PBAX (“Merger Sub”), pursuant to which Merger Sub will merge with and into CERo, with CERo surviving as a wholly-owned subsidiary of PBAX. In connection with the consummation of the Business Combination, we will change our corporate name to “CERo Therapeutics Holdings, Inc.” The Board has unanimously (i) approved and declared advisable the Business Combination, the Business Combination Agreement and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our stockholders. We will hold a meeting of stockholders to consider and approve the proposed Business Combination, and a proxy statement/prospectus will be sent to all of our stockholders of record.

We and the other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there will not be sufficient time before July 8, 2023 (the current deadline in the charter for completion an initial business combination) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before January 8, 2024 (i.e., the end of the six one-month extension periods). Accordingly, the Board believes that it is in the best interests of our stockholders to obtain the Extension.

In addition, we will not proceed with the Extension if the number of redemptions or repurchases of the public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, in the event that the Company has not consummated the Business Combination by July 8, 2023, without approval of the public stockholders, the Company may, by resolution of the Board if requested by Phoenix Biotech Sponsor LLC (the “sponsor”), and upon five business days’ advance notice prior to the applicable Termination Date extend the Termination Date up to six times, each by one additional month (for a total of up to six months), provided that the sponsor, or one or more of its affiliates, members or third-party designees (the “Lender”), will deposit into the trust account of the Company (the “Trust Account”) for each such monthly extension, $0.025 for each public share that is not redeemed in connection with the Special Meeting, for an aggregate deposit of up to $0.15 for each public share that is not redeemed in connection with the Special Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes an initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into units at a price of $10.00 per unit, which units will be identical to the private placement units issued to the sponsor at the time of the Initial Public Offering. If the Company does not complete the Business Combination by the final applicable Extended Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account. “Extended Termination Date” means August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024, as the case may be.

Pursuant to the amended and restated bylaws of PBAX (the “bylaws”), a majority of the shares of common stock entitled to vote, represented at the Special Meeting or by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock cast in respect of the Adjournment Proposal and entitled to vote thereon at the Special Meeting.

Under the Delaware General Corporation Law (the “DGCL”), shares that are voted “abstain” or “withheld” are counted as present for purposes of determining whether a quorum is present at the Special Meeting. Abstentions and withheld votes will have the same effect as a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and will have no effect on the Adjournment Proposal. Because the Proposals are “non-discretionary” items, your broker will not be able to vote uninstructed shares for any of the Proposals. If there are any proposals that are “discretionary” items, then the broker may cast a vote on such proposals, resulting in the shares being counted for purposes of determining whether a quorum is present and a broker “non-vote” is deemed to occur with respect to each “non-discretionary” item. However, since none of the Proposals are “discretionary” items, if you do not provide voting instructions, your shares will not be voted and will not be counted as present for purposes of determining whether a quorum is present.

You are not being asked to vote on any business combination at this time.    In connection with the Charter Amendment Proposal and the Trust Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less $100,000 of net interest to pay potential dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes), divided by the number of the then outstanding shares of the Company’s common stock issued in our initial public offering, which we refer to as our “Initial Public Offering,” which shares we refer to as the “public shares,” and which election we refer to as the “Election.”

Public stockholders may make an Election whether or not they are holders as of the Record Date and whether or not they vote “FOR” the Charter Amendment Proposal or the Trust Amendment Proposal.    If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares if and when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter. In addition, public stockholders who do not make the Election will be entitled to have their public shares redeemed for cash if we have not completed an initial business combination by the Extended Termination Date. A public stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, with respect to 20% or more of the public shares issued in the Initial Public Offering. The sponsor and the other holders of founder shares prior to our Initial Public Offering (or their permitted transferees) (collectively, the “initial stockholders”) have agreed to waive their redemption rights with respect to any founder shares, public shares and shares of Class A common stock underlying the private placement units (the “private placement units” and such shares, the “private placement shares”) sold in a private placement simultaneously with the closing of the Initial Public Offering (the “Concurrent Private Placement”) they may hold in connection with the consummation of the Charter Amendment Proposal and the Trust Amendment Proposal, and such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Our initial stockholders have also agreed to vote any founder shares, public shares and private placement shares owned by them in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, which represent approximately 78.2% of the voting power of the Company as of the Record Date. These holders have also agreed to vote their shares in favor of all other Proposals being presented at the Special Meeting.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then in accordance with the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal will constitute consent for us to instruct the Trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less $100,000 of net interest to pay potential dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes), divided by the number of the then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete an initial business combination on or before July 8, 2023 (or up to January 8, 2024, as applicable). Public stockholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on any business combination through July 8, 2023 (or up to January 8, 2024, as applicable) if the Extension is approved.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO OUR TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL BE RETURNED TO YOU OR YOUR ACCOUNT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment Proposal and the Trust Amendment Proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an Election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

For illustrative purposes, based on funds in the Trust Account of approximately $13.8 million on June 13, 2023, the estimated per-share conversion price would have been approximately $10.74. The closing price of the Company’s common stock on June 12, 2023 was $10.82. Accordingly, if such prices were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving $0.08 less for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company reserves the right at any time to cancel the Special Meeting and not to submit the Charter Amendment Proposal or the Trust Amendment Proposal to stockholders or implement the Charter Amendment or the Trust Amendment.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK YOU OWN. To ensure your representation at the Special Meeting, please complete and return the enclosed proxy card or submit your proxy by following the instructions contained in this proxy statement and on your proxy card. Please submit your proxy promptly whether or not you expect to attend the Special Meeting. Submitting a proxy now will NOT prevent you from being able to vote in person (which would include presence at a virtual meeting) at the meeting. If you hold your shares in “street name,” you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form you receive from your broker, bank or other nominee.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

If you have any questions regarding this proxy statement, you may contact Okapi Partners LLC, our proxy solicitor, toll free at (877) 259-6290 (banks and brokers call collect at (212) 297-0720).

Sincerely,
June 15, 2023
/s/ Chris Ehrlich
Chris Ehrlich
Chief Executive Officer and Director

This proxy statement is dated June 15, 2023, and is first being mailed to stockholders on or about June 15, 2023.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF PHOENIX BIOTECH ACQUISITION CORP.
TO BE HELD ON JULY 5, 2023

To the Stockholders of Phoenix Biotech Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Phoenix Biotech Acquisition Corp. (the “Company,” “PBAX,” “we,” “ours” or “us”), a Delaware corporation, will be held on July 5, 2023, at 11:00 a.m. Eastern Time. We will be holding the Special Meeting via live webcast. You will be able to attend the Special Meeting, vote and submit your questions online during the Special Meeting by visiting www.cstproxy.com/phoenixbiotech/2023.

The purpose of the Special Meeting will be to consider and vote upon the following proposals (the “Proposals”):

1.      Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation, as amended by the First Amendment dated December 20, 2022 (the “charter”) to (a) provide our board of directors (the “Board”) the ability to extend the date by which the Company has to consummate an initial business combination (the “business combination period”) up to six times for one month each time from July 8, 2023 to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 and (b) allow for the Company to provide redemption rights to the Company’s public stockholders (“public stockholders”) in accordance with the requirements of the charter without complying with the tender offer rules (the “Charter Amendment Proposal”);

2.       Proposal 2 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of October 5, 2021, as amended by Amendment No. 1 dated December 20, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (in such capacity, the “Trustee”), to extend the business combination period up to six times for one month each time from July 8, 2023 to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 (the “Trust Amendment Proposal”); and

3.      Proposal 3 — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and Trust Amendment Proposal (the “Adjournment Proposal”).

The Board has fixed the close of business on June 13, 2023 as the Record Date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

By Order of the Board of Directors
June 15, 2023	/s/ Chris Ehrlich
Chris Ehrlich
Chief Executive Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the Proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that may be important to stockholders. Stockholders are urged to read this proxy statement, including the Annexes and the other documents referred to herein, in its entirety.

Q:     Why am I receiving this proxy statement?

A:     This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company incorporated on June 8, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On October 8, 2021, we consummated our Initial Public Offering of 17,500,000 units (the “public units” and, together with the private placement units, the “units”). Simultaneously with the consummation of the Initial Public Offering, we consummated a private placement (the “Concurrent Private Placement”) of 885,000 private placement units. Each public unit consists of one share of Class A common stock and one-half of one warrant (a “public warrant”). Each whole warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment. The private placement units are identical to the units sold in the Initial Public Offering, subject to certain limited exceptions with respect to the warrants underlying such private placement units (the “private placement warrants” and, together with the public warrants, the “warrants”). The warrants will expire five years after the completion of our initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

Like many blank check companies, our charter provides for the return of the funds held in the Trust Account to the public stockholders if there is no qualifying business combination(s) consummated on or before a certain date (in our case, July 8, 2023). Our Board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate an initial business combination to the Extended Termination Date in order to allow our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, and is submitting these proposals to our stockholders to vote upon.

Q:     What is being voted on?

A:     You are being asked to vote on the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is listed below:

•        Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation, as amended by the First Amendment dated December 20, 2022 (the “charter”) to (a) provide our board of directors (the “Board”) the ability to extend the date by which the Company has to consummate an initial business combination (the “business combination period”) up to six times for one month each time from July 8, 2023 to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 and (b) allow for the Company to provide redemption rights to the Company’s public stockholders (“public stockholders”) in accordance with the requirements of the charter without complying with the tender offer rules (the “Charter Amendment Proposal”);

•        Proposal 2 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of October 5, 2021, as amended by Amendment No. 1 dated December 20, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (in such capacity, the “Trustee”), to extend the business combination period up to six times for one month each time from July 8, 2023 to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 (the “Trust Amendment Proposal”); and

•        Proposal 3 — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and Trust Amendment Proposal (the “Adjournment Proposal”).

Q:     What are the purposes of the Proposals?

A:     The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. On June 4, 2023, we entered into the Business Combination Agreement, pursuant to which Merger Sub will merge with and into CERo, with CERo surviving as a wholly-owned subsidiary of PBAX. Our Board currently believes that there will not be sufficient time to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with the Business Combination and consummate the closing of the Business Combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the Business Combination. Completion of the Business Combination is subject to, among other matters, the completion of due diligence, the negotiation of definitive agreements contemplated by the Business Combination Agreement, satisfaction of the conditions precedent negotiated in the Business Combination Agreement and approval of the Business Combination by our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Termination Date in order to provide our stockholders with the opportunity to participate in the prospective investment. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Charter Amendment Proposal or the Trust Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

We are not asking you to vote on an initial business combination at this time.    We will file a separate proxy statement/prospectus pursuant to which we will seek approval of an initial business combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to consummate an initial business combination. We urge you to vote at the Special Meeting regarding the Extension.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by July 8, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of the net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.

Q:     Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:     Our Board believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to provide our Board the ability to extend the date by which the Company has to consummate an initial business combination up to six times for one month each time, for a maximum of six additional months if our sponsor deposits an Extension Fee into the Trust Account for each one-month extension. Our charter provides that if any amendment to our charter is made that would modify the substance or timing of our obligation to redeem all of our public shares if we do not complete an initial business combination before July 8, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon the approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest previously released to, or reserved for use by, the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. We believe that this provision of the charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter.

Our Board believes, however, that stockholders should have an opportunity to evaluate an initial business combination, and if approved by our stockholders, the Company should have an opportunity to consummate an initial business combination. Accordingly, our Board is proposing the Charter Amendment and the Trust Amendment to extend the date by which we have to complete our initial business combination until the Extended Termination Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of an initial business combination, and if approved by our stockholders, consummate an initial business combination. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Moreover, voting “FOR” the Charter Amendment Proposal or the Trust Amendment Proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve an initial business combination. Our Board recommends that you vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

We will not proceed with the Charter Amendment or the Trust Amendment if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If presented, our Board recommends that you vote “FOR” the Adjournment Proposal.

Q:     When would the Board abandon the Extension?

A:     We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal. In addition, we may elect not to proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to fail to comply with the continued listing standards of the Nasdaq Global Market.

In addition, if we are able to consummate an initial business combination before the Special Meeting, we will not hold the Special Meeting and we will not proceed with the Extension.

Q:     How do the Company insiders intend to vote their shares?

A:     Our sponsor, officers and directors collectively own 5,296,246 shares of common stock. The shares of common stock carry voting rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Our initial stockholders (including the sponsor) have also agreed to vote any founder shares, public shares and private placement shares owned by them, which represent approximately 78.2% of the voting power of the Company as of the Record Date, in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. These holders have also agreed to vote their shares in favor of all other Proposals being presented at the Special Meeting. Our initial stockholders have also agreed to waive their redemption rights with respect to any founder shares, public shares and private placement shares they may hold in connection with the consummation of the Charter Amendment Proposal and the Trust Amendment Proposal, and such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Accordingly, it is more likely that the necessary stockholder approval will be received than would be the case if such persons agreed to vote their shares in accordance with the majority of the votes cast by our public stockholders. Because the existing stockholders agreed to vote their aggregate 5,296,246 shares of common stock in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, the Charter Amendment and the Trust Amendment will be approved even if none of the outstanding Class A Common Stock is voted in favor of the Charter Amendment and the Trust Amendment.

Our sponsor, directors, officers, advisors, or their affiliates may purchase public units, public shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination. There is no limit on the number of shares our sponsor, directors, officers, advisors, or their affiliates may purchase in such transactions, subject to compliance with applicable law and OTC Exchange rules. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of such public shares or if such purchases are prohibited by Regulation M under the Exchange Act. If our sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the Trust Account will be used to purchase public shares or public warrants in such transactions. Such a purchase could include a contractual acknowledgement that such stockholder, although still the record holder of such public shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser.

Although our sponsor, directors, officers, advisors, and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans, or intentions change, the purpose of any such purchases of public units or public shares could be to vote such shares in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and thereby increase the likelihood of obtaining stockholder approval of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrantholders for approval in connection with the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Any such purchases of our securities may result in the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of the units, common stock or warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Although our sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, our sponsor, officers, directors and/or their affiliates may identify the stockholders with whom our sponsor, officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of proxy materials in connection with the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. To the extent that our sponsor, officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against an initial business combination, whether or not such stockholder has already submitted a proxy with respect to the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal but only if such shares have not already been voted at the stockholder meeting related to the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Our sponsor, officers, directors, advisors or their affiliates will select which stockholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant and will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by our sponsor, officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our sponsor, officers, directors and/or their affiliates will not make purchases of common stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchases are subject to such reporting requirements.

Q:     What vote is required to adopt the Charter Amendment Proposal?

A:     The approval of the Charter Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

Q:     What vote is required to adopt the Trust Amendment Proposal?

A:     The approval of the Trust Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

Q:     What vote is required to adopt the Adjournment Proposal?

A:     If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the Special Meeting and entitled to vote thereon.

Q:     What if I do not want to vote “FOR” the Charter Amendment Proposal or the Trust Amendment Proposal?

A:     If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote for, against, abstain, or do not vote on the Charter Amendment Proposal or the Trust Amendment Proposal.

Q:     What happens if the Charter Amendment Proposal or the Trust Amendment Proposal is not approved?

A:     Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. If our stockholders do not approve both the Charter Amendment Proposal and the Trust Amendment Proposal, our Board will abandon the Charter Amendment and Trust Amendment, and any shares of Class A common stock submitted for redemption will be returned to the owner, and not redeemed.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by July 8, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of the net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Q:     If the Charter Amendment Proposal and the Trust Amendment Approval are approved, what happens next?

A:     We will continue our efforts to consummate an initial business combination.

Upon approval of the Charter Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the Charter Amendment and Trust Agreement set forth in Annex A and Annex B hereto, respectively, will become effective. We will remain a reporting company under the Exchange Act and our public units, public shares and public warrants will remain publicly traded.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our initial stockholders as a result of their ownership of the Class B common stock.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete an initial business combination by the Extended Termination Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock (including the sponsor) will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Charter Amendment Proposal and the Trust Amendment Proposal was not approved, as described above.

Q:     What happens to the warrants if the Charter Amendment Proposal and Trust Amendment Proposal are not approved?

A:     If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by July 8, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of the net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.

Q:     What happens to the warrants if the Charter Amendment Proposal and Trust Amendment Proposal are approved?

A:     If the Charter Amendment Proposal and Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Termination Date. The public warrants will remain outstanding and only become exercisable 20 days after the completion of an initial business combination, at an exercise price of $11.50 per share, provided we have an effective registration statement under the U.S. Securities Act of 1933, as amended (the “Securities Act”), covering the shares of common stock issuable upon exercise of the public warrants and a current prospectus relating to them is available. Notwithstanding the foregoing, if a registration statement covering the common stock issuable upon the exercise of the public warrants is not effective within 60 days from the consummation of an initial business combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the public warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their public warrants on a cashless basis. The public warrants will expire five years from the consummation of an initial business combination or earlier upon redemption or liquidation.

Once the public warrants become exercisable, we may call the public warrants for redemption:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than 30 days’ prior written notice of redemption to each warrantholder; and

•        if, and only if, the reported last sale price of the Class A common stock (or the closing bid price of our common stock in the event shares of our common stock are not traded on any specific day) equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending three business days before we send the notice of redemption to the warrantholders.

The private placement warrants are identical to the public warrants underlying the units sold in the Initial Public Offering, except that the private placement warrants and the common stock issuable upon the exercise of the private placement warrants will not be transferable, assignable, or salable until after the completion of an initial business combination, subject to certain limited exceptions. Additionally, the private placement warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the private placement warrants are held by someone other than the initial purchasers or their permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the public warrants.

In addition, if (x) we issue additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by us and in the case of any such issuance to our sponsor or its affiliates, without taking into account any founder shares held by our initial stockholders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the completion of our initial business combination (net of redemptions), and (z) the volume-weighted average trading price of our shares of Class A common stock during the 20 trading day period starting on the trading day prior to the day on which we complete our initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

If the Company is unable to complete an initial business combination prior to July 8, 2023, and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the public warrants for redemption, management will have the option to require all holders that wish to exercise the public warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common shares issuable upon exercise of the public warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger, or consolidation. If the Company is unable to complete an initial business combination prior to July 8, 2023, and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

Q:     If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:     Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our charter.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by sending a later-dated, signed proxy card to the Company’s Secretary at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to the Company’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:     What happens if I sell my shares of common stock before the Special Meeting?

A:     The record date for the Special Meeting will be earlier than the date of the Special Meeting. If you transfer your shares of common stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be entitled to any redemption rights with respect to such shares of common stock.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:     Who can vote at the Special Meeting?

A:     Only holders of record of our common stock at the close of business on June 13, 2023 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. On the Record Date, shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     Does the Board recommend voting for the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Q:     What interests do the sponsor and the Company’s directors and executive officers have in the approval of the Proposals?

A:     The sponsor, and the Company’s directors and executive officers may have interests in the Proposals that are different from, in addition to or in conflict with, yours. These interests include ownership of Class B common stock and warrants that would become worthless if the Company does not complete an initial business combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “Proposal 1: The Charter Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Q:     Do I have appraisal rights if I object to the Charter Amendment Proposal or the Trust Amendment Proposal?

A:     No. There are no appraisal rights available to holders of units, common stock or warrants in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Q:     How do I vote?

A:     If you were a holder of record of common stock on June 13, 2023, the Record Date for the Special Meeting, you may vote with respect to the applicable proposals in person online at the Special Meeting or by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting www.cstproxy.com/phoenixbiotech/2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting in person online. However, since you are not the stockholder of record, you may not vote your shares in person online at the Special Meeting unless you first request and obtain a valid legal proxy from your broker or other agent. You must then e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental Stock Transfer & Trust Company at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting in person online should contact Continental Stock Transfer & Trust Company no later than 11:00 a.m. Eastern Time on June 30, 2023 to obtain this information.

Q:     What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:     At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Charter Amendment, and will have no effect on any of the other proposals.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q:     How can I attend the Special Meeting?

A:     You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting www.cstproxy.com/phoenixbiotech/2023. As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 12-digit meeting control number, contact Continental Stock Transfer & Trust Company at 917-262-2373 or proxy@continentalstock.com. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online by following the instructions below.

You can pre-register to attend the Special Meeting in person online starting June 28, 2023 (five business days prior to the meeting). Enter the URL address into your browser, and enter your 12-digit meeting control number, name, and email address. Once you pre-register, you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If your shares are held in “street name,” you may attend the Special Meeting. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your broker, bank or other nominee or, if you would like to join and not vote, Continental Stock Transfer & Trust Company can issue you a guest control number with proof of ownership. Either way, you will need to contact Continental Stock Transfer & Trust Company at the number or email address above, to receive a 12-digit meeting control number and gain access to the Special Meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the Special Meeting for processing your 12-digit meeting control number.

If you do not have Internet capabilities, you can listen only to the Special Meeting by dialing +1 800-450-7155 (toll-free) if within the U.S. or Canada, or +1 857-999-9155 (standard rates apply) if outside of the U.S. and Canada, when prompted enter the pin 4190716#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.

Q:     Do I need to attend the Special Meeting in person online to vote my shares?

A:     No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating, and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. The Company encourages you to vote as soon as possible after carefully reading this proxy statement.

Q:     If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?

A:     Yes. After carefully reading and considering the information contained in this proxy statement, please submit your proxy, as applicable, by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether you vote your public shares for or against the Charter Amendment or do not vote your shares. As a result, the Charter Amendment can be approved by stockholders who will redeem their public shares and no longer remain stockholders, leaving stockholders who choose not to redeem their public shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash, and the potential inability to meet the listing standards of NASDAQ.

Q:     How do I redeem my common stock?

A:     If the Charter Amendment is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the Trust Account. You will also be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination or if the Company has not consummated our initial business combination by the Extended Termination Date.

In order to exercise your redemption rights, you must, (i) (A) hold public shares, or (B) if you hold public shares through units, elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (ii) prior to 5:00 p.m. Eastern Time on June 30, 2023 (two business days before the Special Meeting), (A) submit a written request to the Company’s transfer agent that the Company redeem your public shares for cash and (B) deliver your stock to the Company’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, the Company’s transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any request for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to the Company’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q:     Is there a limit on the number of shares I may redeem?

A:     A public stockholder, together with any of his or her affiliates or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 20% or more of the public shares. Accordingly, all shares in excess of 20% of the public shares owned by a holder will not be redeemed. On the other hand, a public stockholder who holds less than 20% of the public shares may redeem all of the public shares held by him or her for cash.

Q:     If I hold warrants, can I exercise redemption rights with respect to my warrants?

A:     No. There are no redemption rights with respect to the warrants.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards, or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     What is the quorum requirement for the Special Meeting?

A:     A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. As of the Record Date for the Special Meeting, shares of common stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting. Abstentions will be counted towards the quorum requirement, but broker non-votes will not. A quorum of stockholders is necessary to hold a valid meeting. If there is no quorum, the chairman of the meeting may adjourn the Special Meeting to another date.

Q:     Who is paying for this proxy solicitation?

A:     The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Okapi its customary fees and out-of-pocket expenses. The Company will reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the public shares for their expenses in forwarding soliciting materials to beneficial owners of public shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the stockholder proposals, or if you need additional copies of this proxy statement, the proxy card, or the consent card you should contact our proxy solicitor at:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Telephone: (877) 259-6290

(banks and brokers can call collect at (212) 297-0720)

Email: info@okapipartners.com

You may also contact the Company at:

Phoenix Biotech Acquisition Corp.

2201 Broadway, Suite 705

Oakland, CA 94612

(215) 731-9450

To obtain timely delivery, stockholders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on June 30, 2023, the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attention: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement, which reflect our current views with respect to future events and financial performance, and any other statements of a future or forward-looking nature, constitute “forward-looking statements” for the purposes of federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•        the ability of our officers and directors to generate potential investment opportunities;

•        our ability to effect the Charter Amendment or Trust Amendment, or complete our initial business combination;

•        our success in retaining or recruiting, or changes required in, officers, key employees or directors following our initial business combination;

•        the allocation by our officers and directors of their time to other businesses and their potential conflicts of interest with our business or in approving our initial business combination;

•        our potential ability to obtain additional financing to complete our initial business combination;

•        our pool of prospective target businesses;

•        failure to maintain the listing on, or the delisting of our securities from, Nasdaq or an inability to have our securities listed on Nasdaq or another national securities exchange following our initial business combination;

•        potential changes in control if we acquire one or more target businesses for stock;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

THE SPECIAL MEETING

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting in lieu of the 2023 annual meeting of stockholders, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about June 15, 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board in connection with the Special Meeting to be held on July 5, 2023 at 11:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice. We will be holding the Special Meeting via live webcast. You will be able to attend the Special Meeting, vote and submit your questions online during the Special Meeting by visiting www.cstproxy.com/phoenixbiotech/2023.

The principal executive office of the Company is 2201 Broadway, Suite 705, Oakland, CA 94612, and its telephone number is (215) 731-9450.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.      Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation, as amended by the First Amendment dated December 20, 2022 (the “charter”) to (a) provide our board of directors (the “Board”) the ability to extend the date by which the Company has to consummate an initial business combination (the “business combination period”) up to six times for one month each time from July 8, 2023 to August 8, 2023, September 8, 2023 or October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 and (b) allow for the Company to provide redemption rights to the Company’s public stockholders (“public stockholders”) in accordance with the requirements of the charter without complying with the tender offer rules (the “Charter Amendment Proposal”);

2.      Proposal 2 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of October 5, 2021, as amended by Amendment No. 1 dated December 20, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (in such capacity, the “Trustee”), to extend the business combination period up to six times for one month each time from July 8, 2023 to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 (the “Trust Amendment Proposal”); and

3.      Proposal 3 — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the business combination period as contemplated by Charter Amendment Proposal and the Trust Amendment Proposal (the “Extension”). The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to consummate the Business Combination.

As previously announced, on June 4, 2023, we entered into the Business Combination Agreement with CERo and Merger Sub, pursuant to which Merger Sub will merge with and into CERo, with CERo surviving as a wholly-owned subsidiary of PBAX. In connection with the consummation of the Business Combination, we will change our corporate name to “CERo Therapeutics Holdings, Inc.” The Board has unanimously (i) approved and declared advisable the

Business Combination, the Business Combination Agreement and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our stockholders. We will hold a meeting of stockholders to consider and approve the proposed Business Combination, and a proxy statement/prospectus will be sent to all of our stockholders of record.

We and the other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there will not be sufficient time before July 8, 2023 (the current deadline in the charter for completion an initial business combination) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before January 8, 2024 (i.e., the end of the six one-month extension periods). Accordingly, the Board believes that it is in the best interests of our stockholders to obtain the Extension.

In addition, we will not proceed with the Extension if the number of redemptions or repurchases of the public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, in the event that the Company has not consummated an initial business combination by July 8, 2023, without approval of the public stockholders, the Company may, by resolution of the Board if requested by the sponsor, and upon five business days’ advance notice prior to the applicable Termination Date extend the Termination Date up to six times, each by one month (for a total of up to six months to complete an initial business combination), provided that the Lender will deposit into the Trust Account for each such monthly extension, $0.025 for each public share that is not redeemed in connection with the Special Meeting, for an aggregate deposit of up to $0.15, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes an initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into units at a price of $10.00 per unit, which units will be identical to the private placement units issued to the sponsor at the time of the Initial Public Offering. If the Company does not complete an initial business combination by the final applicable Extended Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event an initial business combination is approved and completed (as long as your election is made at least two business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated an initial business combination by the Extended Termination Date.

Holders (“public stockholders”) of the Company’s Class A common stock, par value $0.0001 per share (“public shares”), may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether or how such public stockholders vote with respect to the Charter Amendment Proposal. However, the Company will not proceed with the Charter Amendment Proposal or the Trust Amendment Proposal if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Charter Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account when the Business Combination is submitted to the stockholders. Furthermore, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension or any additional extension(s) is implemented, then in accordance with the terms of that certain investment management trust agreement, dated as of October 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company (as amended, the “Trust Agreement”), the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment Proposal and the Trust Amendment Proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $13.8 million that was in the Trust Account as of June 13, 2023.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by July 8, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of the net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the affirmative vote of at least 65% of the outstanding shares of the Company’s common stock is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the votes cast by stockholders represented via the remote platform or by proxy at the Special Meeting. Our Board will abandon and not implement the Charter Amendment Proposal or the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment or Trust Amendment at any time without any further action by our stockholders.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

Only holders of record of our common stock at the close of business on June 13, 2023 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting.

The shares of common stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about June 13, 2023.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of common stock entitled to vote at the Special Meeting is 6,769,548. Each share of common stock is entitled to one vote. The presence represented by virtual attendance or by proxy at the Special Meeting of the holders of shares, or a majority of the number of outstanding shares of common stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Under the DGCL, shares that are voted “abstain” or “withheld” are counted as present for purposes of determining whether a quorum is present at the Special Meeting. Abstentions and withheld votes will have the same effect as a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and will have no effect on the Adjournment Proposal.

Because the Proposals are “non-discretionary” items, your broker will not be able to vote uninstructed shares for any of the Proposals. If there are any proposals that are “discretionary” items, then the broker may cast a vote on such proposals, resulting in the shares being counted for purposes of determining whether a quorum is present and a broker “non-vote” is deemed to occur with respect to each “non-discretionary” item. However, since none of the Proposals are “discretionary” items, if you do not provide voting instructions, your shares will not be voted and will not be counted as present for purposes of determining whether a quorum is present.

Required Votes for Proposals

Assuming the presence of a quorum at the Special Meeting, the Proposals presented at the Special Meeting will require the following votes:

•        The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of common stock cast in respect of the relevant Proposal and entitled to vote thereon at the Special Meeting, voting as a single class. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting or an abstention will have no effect on the Adjournment Proposal.

•        The approval of the Charter Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•        You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our Board. Our Board of Directors recommends voting “FOR” each of the Proposals.

•        You can attend the Special Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Okapi its customary fees and out-of-pocket expenses. The Company will reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Okapi at:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Telephone: (877) 259-6290

(banks and brokers can call collect at (212) 297-0720)

Email: info@okapipartners.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this proxy statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this proxy statement. If you share an address with at least one other stockholder, currently receive one copy of our proxy statement at your residence, and would like to receive a separate copy of our proxy statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Phoenix Biotech Acquisition Corp., 2201 Broadway, Suite 705, Oakland, CA 94612, Attention: Secretary; or call the Company promptly at (215) 731-9450.

If you share an address with at least one other stockholder and currently receive multiple copies of our proxy statement, and you would like to receive a single copy of our proxy statement, please specify such request in writing and send such written request to Phoenix Biotech Acquisition Corp., 2201 Broadway, Suite 705, Oakland, CA 94612, Attention: Secretary.

Redemption Rights

Pursuant to our charter, our public stockholders shall be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (less $100,000 of net interest to pay potential dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes), divided by the number of then outstanding public shares (if the redemption of public shares in connection therewith would not cause the Company to have net tangible assets of less than $5,000,001). If your redemption request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $13.8 million on June 13, 2023, the estimated per-share conversion price would have been approximately $10.74.

In order to exercise your redemption rights, you must:

•        check the box on the enclosed proxy card to elect redemption;

•        provide, in the written request to redeem your public shares for cash to Continental, a “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of common stock; and

•        prior to June 30, 2023 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your public shares for cash to our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com; or

•        deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Special Meeting. Public Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from our transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in “street” name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares. You may make such request by contacting our transfer agent at (917) 262-2373, by email at proxy@continentalstock.com or by writing to the address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account (less $100,000 of net interest to pay potential dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes). You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by July 8, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds (less $100,000 of net interest to pay potential dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes) in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental Stock Transfer & Trust Company written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

CERTAIN MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations generally applicable to the redemption of Class A common stock for cash, in connection with an exercise of redemption rights as a result of the Election (collectively, the “Redemption”). This discussion applies only to shares of Class A common stock that are held as capital assets for U.S. federal income tax purposes (generally, property that is held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the sponsor or our directors and officers;

•        banks and other financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        qualified foreign pension plans;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

•        persons that acquired our securities pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold shares of Class A common stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; and

•        passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities (or any entity or arrangement so characterized for U.S. federal income tax purposes) or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A common stock, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF CLASS A COMMON STOCK, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

This section applies to you if you are a “U.S. Holder.” A U.S. Holder is a beneficial owner of our shares of our Class A common stock who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

•        a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Redemption of Class A Common Stock Applicable to U.S. Holders

In the event that a U.S. Holder’s Class A common stock is redeemed pursuant to the Redemption, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the Redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the Redemption qualifies as a sale of Class A common stock, the U.S. Holder will be treated as described below under “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If the Redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “— Taxation of Distributions.” Whether the Redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after the Redemption. The Redemption generally will be treated as a sale of Class A common stock (rather than as a corporate distribution) if the Redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the Redemption must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the Redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The Redemption will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the Redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of the Redemption.

If none of the foregoing tests are satisfied, then the Redemption will be treated as a corporate distribution and the tax effects will be as described below under “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A common stock will be added to the U.S. Holder’s adjusted tax basis in its remaining stock, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Taxation of Distributions

If a U.S. Holder’s redemption of shares of Class A common stock in connection with the Redemption is treated as a distribution, such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock

If a U.S. Holder’s redemption of shares of Class A common stock in connection with the Redemption is treated as a sale or other taxable disposition, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in the shares of Class A common stock redeemed. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so disposed of. A U.S. Holder’s adjusted tax basis in its Class A common stock will generally equal the U.S. Holder’s acquisition cost less any prior distributions paid to such U.S. Holder with respect to its shares of Class A common stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder. Any U.S. Holder who has tendered all of his actually owned shares for the Redemption but continues to hold warrants after the Redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “Non-U.S. Holder.” A Non-U.S. Holder is a beneficial owner of our Class A common stock who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder;

but does not include an individual who is present in the United States for a period or periods aggregating 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of the Redemption.

Redemption of Class A Common Stock Applicable to U.S. Holders

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock pursuant to the Redemption generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “— U.S. Holders — Redemption of Class A Common Stock Applicable to U.S. Holders” above, and the consequences of the Redemption to the Non-U.S. Holder will be as described below under “— Taxation of Distributions” and “— Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock,” as applicable.

Taxation of Distributions

If a Non-U.S. Holder’s redemption of shares of Class A common stock pursuant to the Redemption is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described below under the section entitled “— Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”

The withholding tax described above does not apply to a dividend paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. Holder, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock

If a Non-U.S. Holder’s redemption of shares of Class A common stock pursuant to the Redemption is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding below, a Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Class A common stock, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder); or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. In the event the Non-U.S. Holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our Class A common stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Class A common stock is regularly traded on an established securities market, a buyer of our Class A common stock (we would be treated as a buyer with respect to a redemption of Class A common stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Class A common stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Extension is completed.

FATCA Withholding Taxes

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our Class A common stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on a redemption of Class A common stock in connection with the Redemption.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a redemption of shares of Class A common stock in connection with the Redemption. Backup withholding of tax may apply to cash payments to which a Non-U.S. Holder is entitled in connection with a redemption of shares of Class A common stock, unless the Non-U.S. Holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such Non-U.S. Holder’s status as non-U.S. person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities as of June 13, 2023, by: (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our named executive officers and directors that beneficially owns shares of our common stock, and (iii) all of our executive officers and directors as a group.

The table below represents beneficial ownership of Class A common stock, Class B common stock and Class A common stock and Class B common stock voting together as a single class, and is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. The table does not reflect record or beneficial ownership of any outstanding warrants as no warrants are exercisable within 60 days.

The beneficial ownership of the Company’s common stock is based on 2,173,298 shares of Class A common stock outstanding and 4,596,250 shares of Class B common stock outstanding, except as otherwise indicated.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Combined Voting Power(2)
Name and Address of Beneficial Owners	Number	% of class	Number	% of class	Number	% of class
Directors and Executive Officers:(1)
Chris Ehrlich(3)	699,996	32.2%	4,596,250	100.0%	5,296,246	78.2%
Daniel Geffken	—	—	—	—	—	—
Douglas Fisher	—	—	—	—	—	—
Brian G. Atwood	—	—	—	—	—	—
Kathleen LaPorte	—	—	—	—	—	—
Barbara Kosacz	—	—	—	—	—	—
Caroline Loewy	—	—	—	—	—	—
All directors and executive officers as a group (seven individuals)	699,996	32.2%	4,596,250	100.0%	5,296,246	78.2%
5% or Greater Beneficial Owners:
Shaolin Capital Management LLC(4)	748,264	34.4%	—	—	748,264	11.1%
Saba Capital Management, L.P.(5)	1,212,426	55.8%	—	—	1,212,426	17.9%
Phoenix Biotech Sponsor, LLC(3)	699,996	32.2%	4,596,250	100.0%	5,296,246	78.2%

____________

*        Less than 1%.

(1)      Unless otherwise noted, the business address of each of the following individuals is c/o Phoenix Biotech Acquisition Corp., 2201 Broadway, Suite 705, Oakland, CA 94612.

(2)      Represents the percentage of voting power of our Class A common stock and Class B common stock voting together as a single class. Shares of Class B common stock will automatically convert into shares of Class A common stock at the time of an initial business combination on a one-for-one basis, subject to certain adjustments described in our charter documents.

(3)      Phoenix Biotech Sponsor, LLC, our sponsor, is the record holder of the shares reported herein. Chris Ehrlich, our Chief Executive Officer, is the manager of our sponsor and has voting and investment discretion with respect to the common stock held by our sponsor. Mr. Ehrlich may be deemed to have beneficial ownership of the common stock held directly by our sponsor, and he disclaims such beneficial ownership other than to the extent of his pecuniary interest therein. Each of our officers and directors is, directly or indirectly, a member of our sponsor.

(4)      Based on information contained in a Schedule 13 filed on February 14, 2023 by Shaolin Capital Management LLC. The address of the business office of the reporting person is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(5)      Based on a Schedule 13G/A filed on February 14, 2023 on behalf of Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein. The address of the business office of each of the reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

PROPOSAL 1: THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend the Company’s charter to (a) provide the Board the ability to extend the date by which the Company has to consummate an initial business combination (“business combination period”) up to six times for one month each time, for a maximum of six additional months. “Extended Termination Date” means August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024, as the case may be. As with potential redemptions in connection with an initial business combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 20% or more of our public shares. The complete text of the proposed Charter Amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed Charter Amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the business combination period as contemplated by Charter Amendment Proposal and the Trust Amendment Proposal (the “Extension”). The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to consummate the Business Combination.

As previously announced, on June 4, 2023, we entered into the Business Combination Agreement with CERo and Merger Sub, pursuant to which Merger Sub will merge with and into CERo, with CERo surviving as a wholly-owned subsidiary of PBAX. In connection with the consummation of the Business Combination, we will change our corporate name to “CERo Therapeutics Holdings, Inc.” The Board has unanimously (i) approved and declared advisable the Business Combination, the Business Combination Agreement and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our stockholders. We will hold a meeting of stockholders to consider and approve the proposed Business Combination, and a proxy statement/prospectus will be sent to all of our stockholders of record.

We and the other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there will not be sufficient time before July 8, 2023 (the current deadline in the charter for completion an initial business combination) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before January 8, 2024 (i.e., the end of the six one-month extension periods). Accordingly, the Board believes that it is in the best interests of our stockholders to obtain the Extension.

In addition, we will not proceed with the Extension if the number of redemptions or repurchases of the public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension becomes effective, in the event that the Company has not consummated an initial business combination by July 8, 2023, without approval of the public stockholders, the Company may, by resolution of the Board if requested by the sponsor, and upon five business days’ advance notice prior to the applicable Termination Date extend the Termination Date up to six times, each by one month (for a total of up to six months to complete an initial business combination), provided that the Lender will deposit into the Trust Account for each such monthly extension, $0.025 for each public share that is not redeemed in connection with the Special Meeting, for an aggregate deposit of up to $0.15, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes an initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into units at a price of $10.00 per unit, which units will be identical to the private placement units issued to the sponsor at the time of the Initial Public Offering. If the Company does not complete an initial business combination by the final applicable Extended Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account.

If the Charter Amendment Proposal and the Trust Amendment Proposal are both approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by July 8, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account (less $100,000 of net interest to pay potential dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

The sponsor is not controlled by, nor does it have substantial ties with a non-U.S. person. We do not expect the Company or the sponsor to be considered a “foreign person” under the regulations administered by the Committee on Foreign Investment in the United States (“CFIUS”).

You are not being asked to vote on any business combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event an initial business combination is approved (as long as your election is made at least two business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated an initial business combination by the Extended Termination Date.

In connection with the Charter Amendment Proposal and the Trust Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal or the Trust Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendment (as long as their election is made at least two business days prior to the meeting at which the stockholders’ vote is sought). However, we will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause us to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $13.8 million of marketable securities as of June 13, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed an initial business combination by the applicable Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders own an aggregate of 5,296,246 shares of our common stock.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 3, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using DTC’S DWAC system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

As of June 13, 2023, there was approximately $13.8 million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Company extends the business combination period beyond January 8, 2024, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $10.74 per share (assuming one one-month extension, without taking into account any interest), in comparison to the estimated redemption price of approximately $10.20 per share under the terms of our charter and Trust Agreement.

Interests of our Sponsor, Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Charter Amendment Proposal and Trust Amendment Proposal are not approved, in accordance with our charter, and if there is no Extension, we will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating. In such event, (i) the 4,596,250 founder shares held by the sponsor, which were acquired for a purchase price of approximately $0.005 per share, or $25,000 in the aggregate, prior to the Initial Public Offering, and (ii) the 885,000 private placement shares and 442,500 private placement warrants underlying the private placement units held by the sponsor and other holders, which were acquired by such holders for a purchase price of $10.00 per unit, or $8.85 million in the aggregate, in the Concurrent Private Placement, would be worthless because the holders are not entitled to participate in any redemption or distribution from the Trust Account with respect to such securities. Such securities had an aggregate market value of approximately $59,307,125 million based upon the closing price of $10.82 per share of Class A common stock on Nasdaq on the Record Date;

•        In connection with the Initial Public Offering, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

•        All rights specified in our charter relating to the right of officers and directors to be indemnified by the Company, and of our executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any business combination. If an initial business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

•        None of our executive officers or directors has received any cash compensation for services rendered to us. However, each of our executive officers and directors is, directly or indirectly, a member of the sponsor. All of the current members of the Board are expected to continue to serve as directors at least through the date of the Special Meeting and may continue to serve following any business combination and receive cash compensation thereafter;

•        Our executive officers, directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses (which are estimated to be approximately $ as of the Record Date) incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if we fail to obtain the Extension, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if an initial business combination is not completed; and

•        We have entered into an administrative services agreement with our sponsor, pursuant to which we pay $20,000 per month for general and administrative services, including office space, utilities and secretarial support. Upon the earlier of completion of an initial business combination or liquidation, we will cease paying these monthly fees. Accordingly, our sponsor may receive payments in excess of the 15 payments originally contemplated, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Broker non-votes, abstentions or the failure to vote on the Charter Amendment Proposal will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Our Board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event an initial business combination is approved (as long as your election is made at least two business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated an initial business combination by the Extended Termination Date.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

PROPOSAL 2: THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment would amend our Trust Agreement to allow the Company to extend the business combination period up to six times for one month each time from July 8, 2023 to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed Trust Amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The current Trust Agreement provides that the Company has until July 8, 2023 to complete an initial business combination. The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation of the Trust Account to the Extended Termination Date if the Charter Amendment is approved. The Trust Amendment is necessary in conjunction with the Charter Amendment because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Charter Amendment was not approved.

If the Trust Amendment is not approved, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds (less $100,000 of net interest to pay potential dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes) in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

If the Trust Amendment is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of an initial business combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will continue to attempt to consummate an initial business combination until the applicable Extended Termination Date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Termination Date and does not wish to seek an additional extension.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Trust Amendment Proposal. If the Trust Amendment Proposal is not approved, the Trust Amendment will not be implemented. Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as a vote “AGAINST” the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event an initial business combination is approved and completed (as long as your election is made at least two business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated an initial business combination by the Extended Termination Date.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

In addition to an adjournment of the Special Meeting upon the approval of the Adjournment Proposal, the chairman of the Special Meeting is empowered under the bylaws to postpone the Special Meeting at any time. In such event, we will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

If the Adjournment Proposal is presented at the Special Meeting and is not approved by the stockholders, the chairman of the Special Meeting may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock cast in respect of the Adjournment Proposal and entitled to vote thereon at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the Notice may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved, we do not expect to hold any future annual meetings.

Stockholder Communications

Stockholders and interested parties may communicate with the Board, any committee chairperson, or the non-management directors as a group by writing to the Board or committee chairperson in care of 2201 Broadway, Suite 705, Oakland, CA 94612.

Transfer Agent; Warrant Agent and Registrar

The registrar and transfer agent for the shares of common stock and the warrant agent for warrants is Continental Stock Transfer & Trust Company. The Company has agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Delivery of Documents to Stockholders

Pursuant to the rules of the SEC, the Company, and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2022 to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request delivery of single copies of proxy statements in the future. Stockholders may notify us of their requests by calling or writing at our principal executive offices at (215) 731-9450 and 2201 Broadway, Suite 705, Oakland, CA 94612.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment, the Trust Amendment or the Adjournment by contacting us at the following address or telephone number:

Phoenix Biotech Acquisition Corp.

2201 Broadway, Suite 705

Oakland, CA 94612

(215) 731-9450

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Telephone: (877) 259-6290

(banks and brokers can call collect at (212) 297-0720)

Email: info@okapipartners.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than June 28, 2023.

Annex A

SECOND PROPOSED AMENDMENT TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF PHOENIX BIOTECH ACQUISITION CORP.

, 2023

Phoenix Biotech Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Phoenix Biotech Acquisition Corp.”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on June 8, 2021 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on October 5, 2021, which was further amended by the filing of a First Amendment to the Amended and Restated Certificate with the Secretary of State of the State of Delaware on December 20, 2022 (the “First Amendment”).

2. This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate, as amended by the First Amendment.

3. This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Second Amendment to the Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of Delaware.

5. Certain capitalized terms used in this Amended and Restated Certificate, as amended hereby, are defined where appropriate herein.

6. The text of the Amended and Restated Certificate of Incorporation shall be amended as follows:

a. Section 9.01(b) is hereby amended and restated in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 13, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by July 8, 2023 (or, if the Board extends the date for up to six additional one-month periods in accordance with the requirements below, the date to which such deadline is extended, which shall be no later than January 8, 2024) (the “Termination Date”), and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.07). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Phoenix Biotech Sponsor, LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

b. Section 9.02(d) is hereby amended and restated in its entirety as follows:

“In the event that the Corporation has not consummated an initial Business Combination within the time period required by Section 9.01(b), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable

Annex A-1

in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less interest previously released to, or reserved for use by, the Corporation in an amount up to $100,000 to pay dissolution expenses and less any other interest released to, or reserved for use by, the Corporation to pay franchise and income taxes, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Corporation has not consummated an initial Business Combination by July 8, 2023, the Corporation may, without another stockholder vote, elect to extend the Termination Date up to six times, each by an additional one month, by resolution of the Board if requested by the Sponsor, and upon five business days’ advance notice prior to the applicable Termination Date (or such shorter notice period as the Board may permit in its sole discretion), provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit into the Trust Account for each monthly extension $0.025 for each then-outstanding Offering Share, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Corporation to the Lender. If the Corporation completes the Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into units at a price of $10.00 per unit, which units will be identical to the private placement units issued to the Sponsor at the time of the Offering. If the Corporation does not complete the Business Combination by the applicable Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account.”

[signature page follows]

Annex A-2

IN WITNESS WHEREOF, Phoenix Biotech Acquisition Corp. has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Phoenix Biotech Acquisition Corp.
By:
Name: Chris Ehrlich
Title: Chief Executive Officer

Annex A-3

Annex B

SECOND PROPOSED AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of            , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Phoenix Biotech Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 5, 2021, as amended by Amendment No. 1 dated December 20, 2022 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at an special meeting of the Company held on July 5, 2023, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation, as amended by the First Amendment dated December 20, 2022 (the “A&R COI”) to (a) provide the board of directors of the Company (the “Board”) the right to extend such date by which the Company has to consummate an initial business combination up to six times for one month each time, from July 8, 2023 to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 (the latest date to which such deadline is extended, the “Later Expiration Date”); and (ii) a proposal to amend the Trust Agreement to (a) extend the date by which the Company has to consummate a business combination from July 8, 2023 to the Later Expiration Date, subject to the terms and conditions of the A&R COI, as amended, and (b) allow the Company to withdraw from the trust account and distribute to the Company the amount of interest earned on the Property to be used for the payment of any applicable taxes.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company (and in the case of Exhibit A, signed by the Representative), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including any amounts representing interest earned on the Trust Account, less interest previously released to, or reserved for use by, the Company in an amount up to $100,000 to pay dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes as provided in this Agreement only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of July 8, 2023 or, if the Board elects to extend such date in accordance with the terms and conditions of the Company’s Amended and Restated Certificate of Incorporation for additional one month periods, to the date to which such deadline is extended, which shall not be later than January 8, 2024, as applicable; provided that upon each one-month extension of the period of time to consummate an initial Business Combination, Phoenix Biotech Sponsor, LLC (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit into the Trust Account for each monthly extension $0.025 for each then-outstanding share of Common Stock issued in the Offering (each, an “Offering Share”), in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Corporation to the Lender; and (2) such later date as may be approved by the Company’s stockholders in accordance with any further amendment of the Company’s Amended and Restated Certificate of Incorporation (“Termination Date”), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including any amounts representing interest earned on the Trust Account, less interest previously released to, or reserved for use by, the Company in an amount up to $100,000 to pay dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes, shall be distributed to the Public Stockholders of record as of such date. If the Company completes the Business Combination (as defined below), it will, at the option of the

Annex B-1

Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into units at a price of $10.00 per unit, which units will be identical to the private placement units issued to the Sponsor at the time of the Offering. If the Company does not complete the Business Combination by the applicable Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account. The Trustee agrees to serve as the paying agent of record (“Paying Agent”) with respect to any distribution of Property that is to be made to the Public Stockholders and, in its separate capacity as Paying Agent, agrees to distribute such Property directly to the Company’s Public Stockholders in accordance with the terms of this Agreement and the Company’s Certificate of Incorporation in effect at the time of such distribution;”

2. Exhibit E of the Trust Agreement is hereby amended and restated in its entirety as follows:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to paragraphs 1(j) and 1(m) of the Investment Management Trust Agreement between Phoenix Biotech Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of October 5, 2021, as amended by Amendment No. 1 dated December 20, 2022 and Amendment No. 2 dated [•], 2023 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Business for an additional one month, from to (the “Extension”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

This Extension Letter shall serve as the notice required with respect to Extension prior to the applicable deadline.

Annex B-2

[IF APPLICABLE: In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Extension Fee, which will be wired to you, into the Trust Account investments upon receipt.]

Very truly yours,
Phoenix Biotech Acquisition Corp.
By:
Name:
Title:

cc:    Cantor Fitzgerald & Co.

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-3

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 2 to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name: Francis Wolf
Title: Vice President
PHOENIX BIOTECH ACQUISITION CORP.
By:
Name: Chris Ehrlich
Title: Chief Executive Officer

Annex B-4

PHOENIX BIOTECH ACQUISITION CORP. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 22400 Phoenix Biotech Acq. Proxy Card_REV3 - Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature Signature, if held jointly Date , 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS NO. 1, 2 AND 3. Please mark your votes like this X FOR AGAINST ABSTAIN INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit https://www.cstproxy.com/ phoenixbiotech/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 4, 2023. FOR AGAINST ABSTAIN Proposal No. 1 — The Charter Amendment FOR AGAINST ABSTAIN Proposal — to amend the Company’s amended and restated certificate of incorporation, as amended by the First Amendment dated December 20, 2022 to (a) provide our board of directors the ability to extend the date by which the Company has to consummate an initial business combination (the “business combination period”) up to six times for one month each time from July 8, 2023 (the “Termination Date”) to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 and (b) allow for the Company to provide redemption rights to the Company’s public stockholders in accordance with the requirements of the charter without complying with the tender offer rules. Proposal No. 2 — The Trust Amendment Proposal — to amend the Company’s investment management trust agreement, dated as of October 5, 2021, as amended by Amendment No. 1 dated December 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company, to extend the business combination period up to six times for one month each time from the Termination Date to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024. Proposal No. 3 — The Adjournment Proposal — to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and Trust Amendment Proposal.

22400 Phoenix Biotech Acq. Proxy Card_REV3 - Back Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders

To view the 2023 Proxy Statement and to attend the Special Meeting, please go to: https://www.cstproxy.com/phoenixbiotech/2023 The undersigned appoints Chris Ehrlich and Daniel Geffken, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Phoenix Biotech Acquisition Corp. held of record by the undersigned at the close of business on June 13, 2023 at the Special Meeting of Stockholders of Phoenix Biotech Acquisition Corp. to be held on July 5, 2023, or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side) FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PHOENIX BIOTECH ACQUISITION CORP.